Segregated Funds	12 Months Ended
Dec. 31, 2020
Separate Accounts Disclosure 1 [Abstract]
Segregated Funds

22. Segregated Funds

We have segregated fund products, including variable annuities, unit-linked products and universal life insurance policies, in Canada, the U.S., the UK, and Asia. Under these contracts, the benefit amount is contractually linked to the fair value of the investments in the particular segregated fund. Policyholders can select from a variety of categories of segregated fund investments. Although the underlying assets are registered in our name and the segregated fund contract holder has no direct access to the specific assets, the contractual arrangements are such that the segregated fund policyholder bears the risk and rewards of the funds’ investment performance. Therefore, net realized gains and losses, other net investment income earned, and expenses incurred on the segregated funds are attributable to policyholders and not to us. However, certain contracts include guarantees from us. We are exposed to equity market risk and interest rate risk as a result of these guarantees. Further details on these guarantees and our risk management activities related to these guarantees are included in the Risk Management section of the MD&A.

We derive fee income from segregated funds. Market value movements in the investments held for segregated fund holders impact the management fees earned on these funds.

The segregated fund types offered, by percentage of total investments for account of segregated fund holders, were within the following ranges as at December 31, 2020 and 2019:

Type of fund	%
Money market	1 to 5
Fixed income	10 to 15
Balanced	40 to 45
Equity	40 to 45
Money market funds include investments that have a term to maturity of less than one year. Fixed income funds are funds that invest primarily in investment grade fixed income securities and where less than 25% can be invested in diversified equities or high-yield bonds. Balanced funds are a combination of fixed income securities with a larger equity component. The fixed income component is greater than 25% of the portfolio. Equity consists primarily of broad-based diversified funds that invest in a well-diversified mix of Canadian, U.S. or global equities. Other funds in this category include low volatility funds, intermediate volatility funds, and high volatility funds.
22.A Investments for Account of Segregated Fund Holders
The carrying value of investments held for segregated fund holders are as follows:

As at December 31,	2020	2019
Segregated and mutual fund units	$111,789	$102,071
Equity securities	9,733	10,565
Debt securities	3,874	3,825
Cash, cash equivalents and short-term securities	693	589
Investment properties	387	403
Mortgages	19	21
Other assets	140	146
Total assets	$126,635	$117,620
Less: Liabilities arising from investing activities	714	647
Total investments for account of segregated fund holders	$125,921	$116,973
22.B Changes in Insurance Contracts and Investment Contracts for Account of Segregated Fund Holders
Effective December 31, 2020, we combined our Insurance contracts for account of segregated fund holders and Investment contracts for account of segregated fund holders. We have updated the prior period to reflect this change in presentation.

Changes in insurance contracts and investment contracts for account of segregated fund holders are as follows:

For the years ended December 31,	2020	2019
Balance as at January 1	$116,973	$103,062
Additions to segregated funds:
Deposits	12,880	11,958
Net transfer (to) from general funds	(1,825)	(437)
Net realized and unrealized gains (losses)	5,643	11,544
Other investment income	4,275	4,665
Total additions	$20,973	$27,730
Deductions from segregated funds:
Payments to policyholders and their beneficiaries	10,618	12,024
Management fees	1,126	1,109
Taxes and other expenses	396	385
Foreign exchange rate movements	(115)	301
Total deductions	$12,025	$13,819
Net additions (deductions)	$8,948	$13,911
Balance as at December 31	$125,921	$116,973